UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2008

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

     505 Fifth Avenue New York, New York 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

     On December 24, 2008, CIT Group Inc. (the "Company") entered into a registration rights agreement (the “Registration Rights Agreement”) relating to its 12% Subordinated Notes due 2018 (the “New Notes”). In the Registration Rights Agreement, the Company agreed for the benefit of the holders of the new notes that it will use its reasonable best efforts to file with the Securities and Exchange Commission (the “SEC”) and cause to become effective a registration statement (the “exchange offer registration statement”) relating to an offer to exchange (the “exchange offer”) the new notes for an issue of SEC-registered notes with terms identical to the new notes (except that such notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below) (the “exchange notes”).

     Pursuant to the Registration Rights Agreement, when the SEC declares the exchange offer registration statement effective, the Company will offer the exchange notes in return for the new notes. In addition, the Company agreed that the exchange offer will remain open for at least 20 business days after the date it mails notice of the exchange offer to noteholders. For each note surrendered to the Company under the exchange offer, the noteholder will receive an exchange note of equal principal amount. Interest on each exchange note will accrue from the last interest payment date on which interest was paid on the notes or, if no interest has been paid on the notes, from the original issue date.

     If applicable interpretations of the staff of the SEC do not permit the Company to effect the exchange offer, or under certain other circumstances, the Company agreed to use its reasonable best efforts to cause to become effective a shelf registration statement relating to resales of the new notes and to keep that shelf registration statement effective for one year, or such shorter period that will terminate when all new notes covered by the shelf registration statement have been sold. The Company agreed that it will, in the event of such a shelf registration, provide to each noteholder copies of a prospectus, notify each noteholder when the shelf registration statement has become effective and take certain other actions to permit resales of the new notes. A noteholder that sells new notes under the shelf registration statement generally will be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act of 1933, as amended, in connection with those sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such a noteholder (including certain indemnification obligations). Under the Registration Rights Agreement, holders of new notes will also be required to suspend the use of the prospectus included in the shelf registration statement under specified circumstances upon receipt of notice from the Company.

     If the exchange offer is not completed (or, if required, the shelf registration statement is not declared effective) on or before the date that is the 180th calendar day after the issue date of the new notes, the annual interest rate borne by the new notes will be increased by 0.25% per annum (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.0% per annum) until the exchange offer is completed or the shelf registration statement is declared effective. The increased interest described above is the sole and exclusive monetary remedy available to holders under the registration rights agreement in the case of a registration default.

     If the Company effects the exchange offer, the Company will be entitled to close the exchange offer 20 business days after its commencement, provided that it has accepted all notes validly surrendered in accordance with the terms of the exchange offer.

     A copy of the Registration Rights Agreement is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of certain provisions of this document is qualified in its entirety by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation.

     On December 24, 2008, the Company consummated its private exchange offers for certain of its outstanding debt securities and issued New Notes in an aggregate principal amount equal to $1,149,007,000. The New Notes bear interest at 12.00% per annum and mature on December 18, 2018. The New Notes are not redeemable prior to maturity.

             The New Notes constitute subordinated unsecured indebtedness of the Company. The New Notes:

  are subordinated in right of payment to all of the Company’s existing and future senior indebtedness as defined in the Indenture (as defined below), including the Company’s senior bank facilities;
  rank equally in right of payment with all of the Company’s existing and future subordinated debt (other than the subordinated debt described in the next bullet);
  rank senior in right of payment to all of the Company’s current and future debt that is by its terms subordinated to the New Notes; and
  are structurally subordinated to all of the existing and future liabilities and obligations (including trade payables) of each of the Company’s subsidiaries.

     Due to differing subordination provisions in other series of subordinated debt securities that the Company may issue in the future, the holders of the New Notes may receive less, ratably, than holders of such other series of subordinated debt securities.

     The New Notes were issued under the subordinated indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, as amended and supplemented by a first supplemental indenture, dated as of January 31, 2007, and a second supplemental indenture, dated as of December 24, 2008 (the “Second Supplemental Indenture”) (together, the “Indenture”).

The Indenture contains covenants that, among other things,

  limit the Company’s ability to consolidate or merge, or to sell or otherwise dispose of its assets as, or substantially as, an entirety unless the Company is the continuing corporation or the surviving or acquiring entity (if other than the Company) expressly assumes by a supplemental indenture all of the Company’s obligations under the New Notes; and
  require the Company to continue to make its financial statements publicly available if it ceases to be a reporting company under the Securities Exchange Act of 1934, as amended.

     The Indenture includes events of default arising from default in any principal or payment of any note or other security of the same series at maturity; default for 30 days in interest payment of any interest payment of any note or other security of the same series; failure by the Company for 30 days in performing any other covenant in the Indenture (other than a covenant solely for the benefit of another series of subordinated debt securities) after the Company is given written notice by the trustee or the holders of at least 25% in aggregate principal amount of the outstanding securities of that series give written notice to the Company and the trustee; or the occurrence of the Company’s bankruptcy, insolvency or reorganization (each, a “Bankruptcy Event of Default”) (but not the bankruptcy, insolvency, reorganization, receivership or conservatorship of any of the Company’s subsidiaries).

     Under the Indenture, if a Bankruptcy Event of Default occurs and continues, the principal amount of the New Notes will automatically become due and payable immediately. The Indenture does not allow the holders to accelerate the New Notes upon the occurrence of any event of default other than a Bankruptcy Event of Default. If an event of default (other than a Bankruptcy Event of Default) occurs under the Indenture, the trustee may demand payment of amounts then due and payable on the affected New Notes and, in its discretion, proceed to enforce any covenant. However, the trustee may not act to accelerate the outstanding principal amount of the affected New Notes upon the occurrence of an event of default (other than a Bankruptcy Event of Default).

     A copy of the Second Supplemental Indenture is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 2.03. The foregoing summary of certain provisions of this document is qualified in its entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

	(d)	Exhibits.

The following exhibits are filed herewith.
Exhibit
No.		Description of Exhibit

4.1	Second Supplemental Indenture, dated as of December 24, 2008, between CIT Group Inc., as Issuer, and The Bank of New York Mellon, as Trustee (relating to the 12.00% Subordinated Notes due December 18, 2018)

10.1	Registration Rights Agreement, dated as of December 24, 2008, between CIT Group Inc., and The Bank of New York Mellon, as Trustee

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2008

CIT GROUP INC.

By: /s/ Glenn A. Votek Name: Glenn A. Votek Title: Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

4.1	Second Supplemental Indenture, dated as of December 24, 2008, between CIT Group Inc., as Issuer, and The Bank of New York Mellon, as Trustee (relating to the 12.00% Subordinated Notes due December 18, 2018)

10.1	Registration Rights Agreement, dated as of December 24, 2008, between CIT Group Inc., and The Bank of New York Mellon, as Trustee